Inventories, net	12 Months Ended
Dec. 31, 2022
Inventories, net [Abstract]
Inventories, net

Note 17. Inventories, net

	2022	2021
Raw materials and supplies	$42,701	$38,024
Products in process	7,412	6,240
Finished products and merchandise	41,492	31,791
Inventory in transit	11,531	9,645
Subtotal	103,136	85,700
Less: Provision	(6,303)	(6,270)
Total	$96,833	$79,430

Inventories recognized as cost of goods sold during the year ended December 31, 2022 amounted to $170,351 (2021: $174,029). Inventories used as samples for the year ended December 31, 2022 amounted to $6,659 (2021: $3,867) were recognized as marketing expenses.

Write-downs of inventories to net realizable value and obsolescence adjustments amounted to $5,717 (2021: $5,391), were recognized within sales expenses during the year ended December 31, 2022.